Exhibit 24

                             POWER OF ATTORNEY


     We, the undersigned Directors of Star Banc Corporation, hereby appoint Jerry A. Grundhofer, our true and lawful attorney and agent, to do any and all acts and things in our name and on our behalf as Directors of the Corporation, which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the filing of the corporation's annual report on Form 10-K for the year 1993, including, without limitation, signing for us, or any of us, in our names as Directors of the Corporation, such Form 10-K and any and all amendments thereto, and we hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons as Directors of the Corporation as of the 14th day of December 1993.



/s/ James R. Bridgeland, Jr.                    Director
James R. Bridgeland, Jr.

/s/ Laurance L. Browning, Jr.                   Director
Laurance L. Browning, Jr.

/s/ Samuel M. Cassidy                           Director
Samuel M. Cassidy

/s/ Raymond R. Clark                            Director
Raymond R. Clark

/s/ V. Anderson Coombe                          Director
V. Anderson Coombe

/s/ John C. Dannemiller                         Director
John C. Dannemiller

/s/ J.P. Hayden, Jr.                            Director
J.P. Hayden, Jr.

/s/ Roger L. Howe                               Director
Roger L. Howe
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/s/ Thomas J. Klinedinst, Jr.                   Director
Thomas J. Klinedinst, Jr.

/s/ Charles S. Mechem, Jr.                      Director
Charles S. Mechem, Jr.

/s/ Daniel J. Meyer                             Director
Daniel J. Meyer

/s/ O'dell M. Owens, M.D.                       Director
O'dell M. Owens, M.D.

/s/ Thomas E. Petry                             Director
Thomas E. Petry

/s/ William C. Portman                          Director
William C. Portman

/s/ Oliver W. Waddell                           Director
Oliver W. Waddell

/s/ Bradley L. Warnemunde                       Director
Bradley L. Warnemunde